SUB-ITEM 77Q1(a)

                                AMENDMENT NO. 3
                                       TO
            AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                          AIM VARIABLE INSURANCE FUNDS

         This Amendment No. 3 to the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (this "Amendment") amends, effective as of April 30, 2004, the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds dated as of May 15, 2002, as amended (the "Agreement").

         Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A
                          AIM VARIABLE INSURANCE FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

  PORTFOLIO                                        CLASSES OF EACH PORTFOLIO
  ---------                                        -------------------------

  AIM V.I. Aggressive Growth Fund                  Series I shares
                                                   Series II shares

  AIM V.I. Balanced Fund                           Series I shares
                                                   Series II shares

  AIM V.I. Basic Value Fund                        Series I shares
                                                   Series II shares

  AIM V.I. Blue Chip Fund                          Series I shares
                                                   Series II shares

  AIM V.I. Capital Appreciation Fund               Series I shares
                                                   Series II shares

  AIM V.I. Capital Development Fund                Series I shares
                                                   Series II shares

  AIM V.I. Core Equity Fund                        Series I shares
                                                   Series II shares

  AIM V.I. Dent Demographic Trends Fund            Series I shares
                                                   Series II shares

  AIM V.I. Diversified Income Fund                 Series I shares
                                                   Series II shares

  AIM V.I. Government Securities Fund              Series I shares
                                                   Series II shares
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  AIM V.I. Growth Fund                             Series I shares
                                                   Series II shares

  AIM V.I. High Yield Fund                         Series I shares
                                                   Series II shares

  AIM V.I. International Growth Fund               Series I shares
                                                   Series II shares

  AIM V.I. Large Cap Growth Fund                   Series I shares
                                                   Series II shares

  AIM V.I. Mid Cap Core Equity Fund                Series I shares
                                                   Series II shares

  AIM V.I. Money Market Fund                       Series I shares
                                                   Series II shares

  AIM V.I. Premier Equity Fund                     Series I shares
                                                   Series II shares

  AIM V.I. Real Estate Fund                        Series I shares
                                                   Series II shares

  AIM V.I. Small Cap Equity Fund                   Series I shares
                                                   Series II shares

  INVESCO VIF - Core Equity Fund                   Series I shares
                                                   Series II shares

  INVESCO VIF - Dynamics Fund                      Series I shares
                                                   Series II shares

  INVESCO VIF - Financial Services Fund            Series I shares
                                                   Series II shares

  INVESCO VIF - Health Sciences Fund               Series I shares
                                                   Series II shares

  INVESCO VIF - Leisure Fund                       Series I shares
                                                   Series II shares

  INVESCO VIF - Small Company Growth Fund          Series I shares
                                                   Series II shares

  INVESCO VIF - Technology Fund                    Series I shares
                                                   Series II shares

  INVESCO VIF - Total Return Fund                  Series I shares
                                                   Series II shares

  INVESCO VIF - Utilities Fund                     Series I shares
                                                   Series II shares

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         2. All references in the Agreement to "this Agreement" shall mean the
Agreement as amended by this Amendment.

         ` 3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of April 30, 2004.



                                              By:    /s/ Robert H. Graham
                                                     ------------------------
                                              Name:  Robert H. Graham
                                              Title: President

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